OMB APPROVAL

OMB Number: 3235-0578
Expires: April 30, 2013
Estimated average burden
hours per response: 5.6

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-Q
QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT INVESTMENT COMPANY
Investment Company Act file number 811-05845
Invesco Van Kampen Senior Loan Fund

(Exact name of registrant as specified in charter)

1555 Peachtree Street, N.E., Atlanta, Georgia	30309

(Address of principal executive offices)	(Zip code)
Colin Meadows 1555 Peachtree Street, N.E., Atlanta, Georgia 30309

(Name and address of agent for service)
Registrant’s telephone number, including area code: (713) 626-1919
Date of fiscal year end: 2/28
Date of reporting period: 5/31/11

Item 1. Schedule of Investments.

Invesco Van Kampen Senior Loan Fund
Quarterly Schedule of Portfolio Holdings
May 31, 2011

invesco.com/us	VK-SLO-QTR-1 05/11	Invesco Advisers, Inc.

Schedule of Investments
May 31, 2011
(Unaudited)

Principal
Amount
(000)		Coupon	Stated Maturity*	Value

	Variable Rate** Senior Loan Interests 111.6%
	Aerospace & Defense 3.7%
$1,696	Apptis, Inc. Term Loan	6.500%	12/20/12	$1,696,173
1,892	ARINC, Inc. Second Lien Term Loan	6.200	10/25/15	1,844,324
131	Booz Allen Hamilton, Inc. Term Loan B	4.000	08/03/17	131,394
2,297	DynCorp International, LLC Term Loan B	6.250	07/05/16	2,315,923
5,939	IAP Worldwide Services, Inc. First Lien Term Loan (a)	8.250	12/30/12	5,944,537
2,634	IAP Worldwide Services, Inc. Second Lien Term Loan (a)	12.500	06/28/13	2,798,856
3,465	Primus International, Inc. Term Loan B	5.500	06/06/14	3,474,096
5,189	Sequa Corp. Term Loan	3.500	12/03/14	5,131,720
1,265	SI Organization, Inc. New Term Loan B	4.500	11/22/16	1,275,555
4,079	TASC, Inc. Term Loan B	4.500	12/18/15	4,100,225
740	Transdigm, Inc. Term Loan B	4.000	02/14/17	743,701
4,505	Vangent, Inc. Term Loan B	2.260	02/14/13	4,449,000
2,309	Wyle Services Corp. Term Loan B	5.750	03/27/17	2,318,794

				36,224,298

	Air Transport 0.7%
2,477	Delta Air Lines, Inc. New Term Loan B	5.500	04/20/17	2,455,306
4,260	Delta Air Lines, Inc. Term Loan B	4.250	03/07/16	4,186,491

				6,641,797

See accompanying notes which are an integral part of this schedule.
Invesco Van Kampen Senior Loan Fund

Principal
Amount
(000)		Coupon	Stated Maturity*	Value

	Automotive 4.7%
$15,996	Federal-Mogul Corp. Term Loan B	2.150%	12/29/14	$15,447,166
161	Federal-Mogul Corp. Term Loan C	2.140	12/28/15	155,742
6,374	Ford Motor Co. Term Loan	2.950	12/16/13	6,384,022
1,367	Hertz Corp. Letter of Credit	3.750	03/09/18	1,349,696
5,504	Hertz Corp. Term Loan B	3.750	03/09/18	5,511,264
5,961	KAR Auction Services, Inc. Term Loan B	5.000	05/19/17	6,008,895
3,920	Key Safety Systems, Inc. First Lien Term Loan	2.440	03/08/14	3,719,183
1,429	Metaldyne, LLC New Term Loan B	5.250	05/18/17	1,433,121
500	Performance Transportation Services, Inc. Letter of Credit (b)(c)(d)	3.250	01/26/12	120,824
344	Performance Transportation Services, Inc. Term Loan (b)(c)(d)	7.500	01/26/12	82,969
5,671	Pinafore, LLC Term Loan B	4.250	09/29/16	5,694,943

				45,907,825

	Beverage & Tobacco 1.2%
7,106	DS Waters of America, Inc. Term Loan B	2.441	10/27/12	6,928,428
4,050	DSW Holdings, Inc. Term Loan	4.191	03/02/12	3,877,875
573	Green Mountain Coffee Roasters, Inc. Term Loan B	5.500	12/16/16	575,649

				11,381,952

	Building & Development 4.1%
693	Axia Acquisition Corp. Second Lien Term Loan A (a)	11.000	03/11/16	606,580
See accompanying notes which are an integral part of this schedule.
Invesco Van Kampen Senior Loan Fund

Principal
Amount
(000)		Coupon	Stated Maturity*	Value

	Building & Development (continued)
$1,279	Axia Acquisition Corp. Second Lien Term Loan B	5.000%	03/12/16	$1,054,797
1,765	Building Materials Holding Corp. Second Lien Term Loan (a)	8.000	01/05/15	1,584,310
8,362	Capital Automotive, LP New Term Loan B	5.000	03/10/17	8,363,737
1,374	CPG International, Inc. Term Loan B	6.000	02/18/17	1,381,637
3,759	Custom Building Products, Inc. Term Loan B	5.750	03/19/15	3,782,594
2,500	El Ad IDB Las Vegas, LLC Term Loan A1	2.956	08/09/12	1,375,000
3,143	Ginn LA CS Borrower, LLC First Lien Credit Linked A (c)	7.750	06/08/11	259,286
6,737	Ginn LA CS Borrower, LLC First Lien Term Loan (c)	6.196	06/08/11	555,814
4,000	Ginn LA CS Borrower, LLC Second Lien Term Loan (c)	10.196	06/08/12	20,000
6,657	Kyle Acquisition Group, LLC Term Loan B (c)(e)	5.750	07/20/09	732,286
3,143	Kyle Acquisition Group, LLC Term Loan C (c)	4.000	07/20/11	345,714
106	Lake At Las Vegas Joint Venture, LLC Exit Revolving Credit Agreements (a)(f)	15.000	12/31/12	104,746
805	NLV Holdings, LLC First Lien Term Loan (a)(c)(e)(k)	5.750	03/31/11	178,418
1,660	NLV Holdings, LLC Second Lien Term Loan (a)(c)(k)	5.250	05/09/12	12,531
1,192	Nortek, Inc. Term Loan	5.250	04/26/17	1,196,747
See accompanying notes which are an integral part of this schedule.
Invesco Van Kampen Senior Loan Fund

Principal
Amount
(000)		Coupon	Stated Maturity*	Value

	Building & Development (continued)
$576	Realogy Corp. Extended Letter of Credit	4.644%	10/10/16	$537,404
11,950	Realogy Corp. Extended Term Loan	4.518	10/10/16	11,149,583
920	Realogy Corp. Letter of Credit	3.244	10/10/13	879,070
1,159	Realogy Corp. Term Loan	3.268	10/10/13	1,107,177
648	Re/Max International, Inc. Term Loan	5.500	04/15/16	651,700
1,272	South Edge, LLC Term Loan A (c)(e)	5.250	10/31/08	1,097,557
2,000	South Edge, LLC Term Loan C (c)(e)	5.500	10/31/09	1,725,710
1,600	Tamarack Resorts, LLC Credit Lined Note A (c)(e)	8.051	05/19/11	48,000
331	Tamarack Resorts, LLC Term Loan (c)(e)	20.250	07/02/09	298,555
2,364	Tamarack Resorts, LLC Term Loan B (c)(e)	7.500	05/19/11	70,920
723	WCI Communities, Inc. PIK Term Loan (a)	10.000	09/02/16	705,399

				39,825,272

	Business Equipment & Services 8.6%
8,542	Affinion Group, Inc. Term Loan B	5.000	10/10/16	8,560,055
9,433	Asurion Corp. First Lien Term Loan	5.500	05/24/18	9,366,632
2,229	Asurion Corp. Second Lien Term Loan	9.000	05/24/19	2,256,056
200	Bright Horizons Family Solutions, Inc. Revolving Credit Agreement (f)	5.500	05/28/14	199,230
2,387	Bright Horizons Family Solutions, Inc. Term Loan B	7.500	05/28/15	2,398,166
See accompanying notes which are an integral part of this schedule.
Invesco Van Kampen Senior Loan Fund

Principal
Amount
(000)		Coupon	Stated Maturity*	Value

	Business Equipment & Services (continued)
$2,392	Brock Holdings III, Inc. Term Loan B	6.000%	03/16/17	$2,411,562
571	CCC Information Services, Inc. Term Loan B	5.500	11/11/15	575,349
739	Dealer Computer Services, Inc. Term Loan B	3.750	04/20/18	741,766
1,676	First Data Corp. Delayed Draw Term Loan	2.945	09/24/14	1,568,770
7,154	First Data Corp. Term Loan B1	2.945	09/24/14	6,711,314
12,243	First Data Corp. Term Loan B2	2.945	09/24/14	11,488,963
5,642	First Data Corp. Term Loan B3	2.945	09/24/14	5,288,615
3,575	Interactive Data Corp. Term Loan B	4.750	02/12/18	3,588,017
4,538	iPayment, Inc. Term Loan	5.750	05/08/17	4,570,483
1,515	Kronos, Inc. Second Lien Term Loan	6.057	06/11/15	1,484,748
3,897	Mitchell International, Inc. Second Lien Term Loan	5.563	03/30/15	3,607,686
7,109	NCO Financial Systems Term Loan B	8.000	05/15/13	7,087,311
984	Nielsen Finance, LLC Term Loan C	3.456	05/02/16	984,054
1,896	SMG Holdings, Inc. Term Loan B	3.330	07/27/14	1,847,168
1,072	SunGard Data Systems, Inc. Add on Term Loan	3.710	02/28/14	1,076,602
7,112	SunGard Data Systems, Inc. Term Loan B	3.870	02/26/16	7,142,686
644	Verint Systems, Inc. Term Loan B	4.500	10/27/17	646,740
See accompanying notes which are an integral part of this schedule.
Invesco Van Kampen Senior Loan Fund

Principal
Amount
(000)		Coupon	Stated Maturity*	Value

	Business Equipment & Services (continued)
$348	Vertafore, Inc. Term Loan	5.250%	07/29/16	$350,642

				83,952,615

	Cable & Satellite Television 3.9%
1,304	Bresnan Broadband Holdings, LLC Term Loan B	4.500	12/14/17	1,312,606
7,579	Charter Communications Operating, LLC Extended Term Loan	3.560	09/06/16	7,599,084
11,000	Charter Communications Operating, LLC Third Lien Term Loan	2.691	09/06/14	10,901,000
5,125	Knology, Inc. Term Loan B	4.000	08/18/17	5,140,296
1,156	MCC Iowa, LLC Term Loan D1	1.920	01/31/15	1,122,881
1,900	MCC Iowa, LLC Term Loan D2	1.920	01/31/15	1,845,827
1,458	MCC Iowa, LLC Term Loan F	4.500	10/23/17	1,462,298
1,532	Mediacom Illinois, LLC Term Loan C	1.920	01/31/15	1,468,330
1,398	Mediacom Illinois, LLC Term Loan D	5.500	03/31/17	1,408,494
2,070	Mediacom Illinois, LLC Term Loan E	4.500	10/23/17	2,072,693
1,049	Midcontinent Communications Term Loan B	4.000	12/30/16	1,055,403
1,141	NDS Finance Limited Term Loan B	4.000	03/12/18	1,144,125
1,735	UPC Broadband Holding, B.V. Term Loan T (Netherlands)	3.711	12/30/16	1,738,988

				38,272,025

	Chemicals & Plastics 3.4%
1,966	Armored AutoGroup, Inc. Term Loan	6.000	11/04/16	1,974,076
See accompanying notes which are an integral part of this schedule.
Invesco Van Kampen Senior Loan Fund

Principal
Amount
(000)		Coupon	Stated Maturity*	Value

	Chemicals & Plastics (continued)
$1,600	Brenntag Holdings GmbH & Co. Second Lien Term Loan (Germany)	6.433%	07/17/15	$1,609,336
2,853	Cristal Inorganic Chemicals US, Inc. First Lien Term Loan	2.557	05/15/14	2,852,172
2,550	Hexion Specialty Chemicals, Inc. Extended Term Loan C1	4.000	05/05/15	2,530,518
1,174	Hexion Specialty Chemicals, Inc. Extended Term Loan C2	4.063	05/05/15	1,165,419
1,952	Hexion Specialty Chemicals, Inc. Extended Term Loan C4	4.060	05/05/15	1,954,739
1,855	Hexion Specialty Chemicals, Inc. Extended Term Loan C5	4.063	05/05/15	1,854,704
1,987	Houghton International, Inc. Term Loan B	6.750	01/29/16	2,003,150
6,496	MetoKote Corp. Term Loan	9.000	11/27/11	6,479,729
666	Nalco Co. Term Loan B1	4.500	10/05/17	672,395
1,768	Nusil Technology, LLC New Term Loan B	5.250	04/07/17	1,775,864
418	OMNOVA Solutions, Inc. Term Loan B	5.750	05/31/17	423,234
660	Potters Holdings II, LP First Lien Term Loan	6.000	05/05/17	663,762
2,362	PQ Corp. Term Loan B	3.510	07/30/14	2,312,445
387	Rockwood Specialties Group, Inc. Term Loan B	3.750	02/09/18	390,332
4,473	Univar, Inc. Term Loan B	5.000	06/30/17	4,481,063

				33,142,938

	Clothing/Textiles 0.6%
4,300	Levi Strauss & Co. Term Loan	2.442	03/27/14	4,228,340
See accompanying notes which are an integral part of this schedule.
Invesco Van Kampen Senior Loan Fund

Principal
Amount
(000)		Coupon	Stated Maturity*	Value

	Clothing/Textiles (continued)
$2,098	Varsity Brands, Inc. Term Loan B	2.770%	02/22/14	$1,961,969

				6,190,309

	Conglomerates 0.8%
4,587	Goodman Global Holdings, Inc. First Lien Term Loan	5.750	10/28/16	4,627,397
559	Goodman Global Holdings, Inc. Second Lien Term Loan	9.000	10/30/17	577,640
120	RGIS Holdings, LLC Delayed Draw Term Loan	2.805	04/30/14	118,347
2,406	RGIS Holdings, LLC Term Loan B	2.807	04/30/14	2,366,936

				7,690,320

	Containers & Glass Products 3.8%
1,576	Anchor Glass Container Corp. First Lien Term Loan	6.000	03/02/16	1,590,745
1,425	Anchor Glass Container Corp. Second Lien Term Loan	10.000	09/02/16	1,460,924
3,389	Berlin Packaging, LLC Term Loan	3.260	08/17/14	3,323,036
3,990	Berry Plastics Group, Inc. Term Loan C	2.260	04/03/15	3,843,930
512	BWAY Holding Co. Term Loan B	4.500	02/23/18	513,796
45	BWAY Holding Co. Term Loan C	4.500	02/23/18	45,616
5,526	Graham Packaging Co., L.P. Term Loan C	6.750	04/05/14	5,553,676
2,097	Graham Packaging Co., L.P. Term Loan D	6.000	09/23/16	2,107,531
213	Kranson Industries, Inc. Revolving Credit Agreement (f)	4.500	07/31/13	206,169
6,673	Kranson Industries, Inc. Term Loan B	2.460	07/31/13	6,498,144
See accompanying notes which are an integral part of this schedule.
Invesco Van Kampen Senior Loan Fund

Principal
Amount
(000)		Coupon	Stated Maturity*	Value

	Containers & Glass Products (continued)
$2,022	Pertus Sechszehnte GmbH Term Loan B2 (Germany)	2.568%	06/12/15	$1,922,627
2,022	Pertus Sechszehnte GmbH Term Loan C2 (Germany)	2.818	06/13/16	1,932,740
660	Ranpak Corp. Term Loan	4.750	04/20/17	663,779
6,955	Reynolds Group Holdings, Inc. Term Loan E	4.250	02/09/18	6,968,070
675	Tegrant Corp. Second Lien Term Loan	5.810	03/08/15	610,875

				37,241,658

	Cosmetics/Toiletries 1.6%
5,258	Huish Detergents, Inc. Term Loan B	2.200	04/26/14	5,079,224
2,290	KIK Custom Products, Inc. First Lien Term Loan	2.530	06/02/14	2,028,501
4,000	KIK Custom Products, Inc. Second Lien Term Loan	5.273	11/30/14	2,997,140
393	KIK Custom Products, Inc. Term Loan	2.530	06/02/14	347,743
2,061	Marietta Intermediate Holding Corp. Term Loan B (a)(j)	8.000	02/19/15	1,875,902
1,777	Prestige Brands, Inc. Term Loan B	4.750	03/24/16	1,789,360
1,147	Revlon Consumer Products Corp. New Term Loan B	4.750	11/17/17	1,150,493

				15,268,363

	Drugs 1.8%
6,191	Grifols, Inc. Term Loan B	6.000	11/23/16	6,255,353
2,374	Nyco Holdings 2 Aps Term Loan B2 (Denmark)	3.941	12/29/14	2,367,377
See accompanying notes which are an integral part of this schedule.
Invesco Van Kampen Senior Loan Fund

Principal
Amount
(000)		Coupon	Stated Maturity*	Value

	Drugs (continued)
$2,373	Nyco Holdings 2 Aps Term Loan C2 (Denmark)	4.691%	12/29/15	$2,378,735
89	Nyco Holdings 3 Aps Facility A1 (Denmark)	3.191	12/29/13	88,954
460	Nyco Holdings 3 Aps Facility A2 (Denmark)	3.191	12/29/13	459,071
14	Nyco Holdings 3 Aps Facility A3 (Denmark)	3.191	12/29/13	14,324
9	Nyco Holdings 3 Aps Facility A4 (Denmark)	3.191	12/29/13	9,125
65	Nyco Holdings 3 Aps Facility A5 (Denmark)	3.191	12/29/13	64,518
2,783	Warner Chilcott Co., LLC Term Loan B1	4.250	03/15/18	2,792,443
1,391	Warner Chilcott Co., LLC Term Loan B2	4.250	03/15/18	1,396,221
1,913	Warner Chilcott Co., LLC Term Loan B3	4.250	03/15/18	1,919,804

				17,745,925

	Ecological Services & Equipment 1.3%
1,228	Environmental Systems Products Holdings, Inc. Second Lien Term Loan	13.500	09/12/14	1,228,158
1,099	Sensus USA, Inc. First Lien Term Loan	4.750	05/09/17	1,106,298
589	Sensus USA, Inc. Second Lien Term Loan	8.500	05/09/18	600,250
791	ServiceMaster Co. Delayed Draw Term Loan	2.700	07/24/14	773,320
7,940	ServiceMaster Co. Term Loan	2.740	07/24/14	7,765,427
900	Synagro Technologies, Inc. Second Lien Term Loan	4.950	10/02/14	829,125
See accompanying notes which are an integral part of this schedule.
Invesco Van Kampen Senior Loan Fund

Principal
Amount
(000)		Coupon	Stated Maturity*	Value

	Ecological Services & Equipment (continued)
$911	Synagro Technologies, Inc. Term Loan B	2.200%	04/02/14	$865,056

				13,167,634

	Electronics/Electrical 3.9%
3,536	Aeroflex, Inc. Term Loan B1	4.250	05/09/18	3,545,212
1,128	Bentley Systems, Inc. Term Loan B	5.750	12/29/16	1,133,581
5,805	CDW Corp. Extended Term Loan	4.500	07/14/17	5,796,347
2,302	CommScope, Inc. Term Loan B	5.000	01/14/18	2,318,324
1,093	Datatel, Inc. Extended First Lien Term Loan	5.000	02/20/17	1,098,006
4,855	Freescale Semiconductor, Inc. Extended Term Loan B	4.461	12/01/16	4,843,278
2,143	Infor Enterprise Solutions Holdings, Inc. Extended Delayed Draw Term Loan	5.950	07/28/15	2,098,690
4,108	Infor Enterprise Solutions Holdings, Inc. Extended Initial Term Loan	5.950	07/28/15	4,022,489
701	Matinvest 2 SAS Term Loan B2 (France)	3.464	06/23/14	694,710
701	Matinvest 2 SAS Term Loan C2 (France)	4.214	06/22/15	697,990
6,710	Open Solutions, Inc. Term Loan B	2.395	01/23/14	5,908,641
1,626	Proquest CSA, LLC Term Loan	3.800	02/09/14	1,626,855
299	Sensata Technologies Finance B.V. New Term Loan	4.000	05/11/18	299,924
See accompanying notes which are an integral part of this schedule.
Invesco Van Kampen Senior Loan Fund

Principal
Amount
(000)		Coupon	Stated Maturity*	Value

	Electronics/Electrical (continued)
$3,843	Spectrum Brands, Inc. Term Loan B	5.000%	06/17/16	$3,881,456

				37,965,503

	Farming/Agriculture 0.5%
3,481	WM. Bolthouse Farms, Inc. First Lien Term Loan	5.500	02/11/16	3,508,036
1,773	WM. Bolthouse Farms, Inc. Second Lien Term Loan	9.500	08/11/16	1,800,054

				5,308,090

	Financial Intermediaries 3.7%
4,801	Fidelity National Information Solutions, Inc. Term Loan B	5.250	07/18/16	4,831,468
3,069	Fifth Third Processing Solutions, LLC Term Loan B1	4.500	11/03/16	3,076,873
3,430	Grosvenor Capital Management Holdings, LLP Extended Term Loan C	4.250	12/05/16	3,430,147
4,916	LPL Holdings, Inc. Extended Term Loan	4.250	06/25/15	4,956,421
1,149	MoneyGram Payment Systems Worldwide, Inc. Term Loan	4.500	11/17/17	1,155,460
4,228	Nuveen Investments, Inc. Extended Term Loan	5.790	05/12/17	4,254,064
3,191	Nuveen Investments, Inc. Term Loan	3.290	11/13/14	3,151,909
74	RJO Holdings Corp. FCM Term Loan	6.210	12/10/15	67,021
2,916	RJO Holdings Corp. HoldCo Term Loan B	6.210	12/10/15	2,300,242
3,011	Trans Union, LLC Term Loan B	4.750	02/12/18	3,028,596
3,567	Transfirst Holdings, Inc. Second Lien Term Loan (a)	6.310	06/15/15	3,380,223
See accompanying notes which are an integral part of this schedule.
Invesco Van Kampen Senior Loan Fund

Principal
Amount
(000)		Coupon	Stated Maturity*	Value

	Financial Intermediaries (continued)
$2,872	Transfirst Holdings, Inc. Term Loan B	3.060%	06/15/14	$2,808,817

				36,441,241

	Food Products 3.8%
1,218	Acosta, Inc. Term Loan B	4.750	03/01/18	1,222,604
879	Advantage Sales & Marketing, Inc. Second Lien Term Loan	9.250	06/18/18	897,473
2,618	Advantage Sales & Marketing, Inc. Term Loan B	5.250	12/18/17	2,632,383
500	Dean Foods Co. Extended Term Loan B1	3.560	04/02/16	494,687
137	Dean Foods Co. Extended Term Loan B2	3.720	04/02/17	135,510
8,002	Del Monte Foods Co. New Term Loan	4.500	03/08/18	8,012,139
1,777	Dole Food Co., Inc. Term Loan B	5.050	03/02/17	1,788,803
4,413	Dole Food Co., Inc. Term Loan C	5.085	03/02/17	4,442,939
2,258	Farley’s & Sathers Candy Co., Inc. Term Loan	6.500	03/30/18	2,274,528
1,830	Michael Foods Group, Inc. Term Loan	4.250	02/23/18	1,839,012
5,857	Pierre Foods, Inc. First Lien Term Loan	7.000	09/30/16	5,937,331
578	Pierre Foods, Inc. Second Lien Term Loan	11.250	09/29/17	594,386
5,657	Pinnacle Foods Finance, LLC Term Loan B	2.711	04/02/14	5,624,613
1,260	Pinnacle Foods Finance, LLC Term Loan D	6.000	04/02/14	1,275,809

				37,172,217

See accompanying notes which are an integral part of this schedule.
Invesco Van Kampen Senior Loan Fund

Principal
Amount
(000)		Coupon	Stated Maturity*	Value

	Food Service 1.7%
$5,874	Burger King Corp. Term Loan B	4.500%	10/19/16	$5,868,890
1,971	Center Cut Hospitality, Inc. Term Loan	9.250	07/06/14	1,959,884
209	Darling International, Inc. Term Loan	5.000	12/16/16	210,935
2,595	Dunkin’ Brands, Inc. Term Loan B	4.250	11/23/17	2,602,792
3,331	NPC International, Inc. Term Loan B	1.962	05/03/13	3,313,915
210	OSI Restaurant Partners, LLC Revolving Credit Agreement	3.540	06/14/13	204,308
2,164	OSI Restaurant Partners, LLC Term Loan B	2.500	06/14/14	2,107,893
14	Sbarro, Inc. Delayed Draw Term Loan (f)	8.750	10/05/11	14,135
31	Sbarro, Inc. DIP Term Loan	8.750	10/05/11	31,097
7	Sbarro, Inc. Second Lien Term Loan	8.750	10/05/11	6,596

				16,320,445

	Food/Drug Retailers 3.3%
4,603	General Nutrition Centers, Inc. Term Loan B	4.250	03/02/18	4,615,533
3,725	NBTY, Inc. Term Loan B	4.250	10/02/17	3,729,454
99	The Pantry, Inc. Delayed Draw Term Loan B	1.950	05/15/14	97,805
342	The Pantry, Inc. Term Loan B	1.950	05/15/14	339,672
5,780	Rite Aid Corp. Term Loan 5	4.500	02/28/18	5,726,499
5,703	Rite Aid Corp. Term Loan B	1.950	06/04/14	5,487,067
6,583	Roundy’s Supermarkets, Inc. Extended Term Loan	7.000	11/03/13	6,605,827
6,051	Supervalu, Inc. Term Loan B3	4.500	04/28/18	5,997,181

				32,599,038

See accompanying notes which are an integral part of this schedule.
Invesco Van Kampen Senior Loan Fund

Principal
Amount
(000)		Coupon	Stated Maturity*	Value

	Forest Products 1.0%
$2,400	Ainsworth Lumber Co, Ltd. Term Loan	5.250%	06/26/14	$2,400,996
4,254	Cenveo Corp. Term Loan B	6.250	12/21/16	4,292,139
450	Verso Paper Holding, LLC Term Loan (a)	6.650	02/01/13	431,902
199	White Birch Paper Co. DIP Delayed Draw Term Loan (Canada) (f)	12.000	09/30/11	197,782
1,216	White Birch Paper Co. DIP Term Loan B (Canada)	12.000	09/30/11	1,209,437
798	Xerium Technologies, Inc. New Term Loan B	5.500	05/22/17	803,619

				9,335,875

	Health Care 7.9%
2,244	Alere, Inc. First Lien Term Loan	2.200	06/26/14	2,221,995
7,643	Carestream Health, Inc. Term Loan B	5.000	02/25/17	7,286,926
131	Community Health Systems, Inc. Delayed Draw Term Loan	2.500	07/25/14	126,905
5,195	Community Health Systems, Inc. Extended Term Loan B	3.750	01/25/17	5,080,697
2,856	Community Health Systems, Inc. Term Loan	2.500	07/25/14	2,765,046
1,148	DJO Finance, LLC Term Loan B	3.191	05/20/14	1,143,617
3,848	Drumm Investors, LLC Term Loan	5.000	05/04/18	3,794,603
4,083	DSI Renal, Inc. Term Loan (a)	8.500	03/31/13	4,147,114
283	Genoa Healthcare Group, LLC Term Loan B	5.500	08/10/12	275,923
935	Gentiva Health Services, Inc. New Term Loan B	4.750	08/17/16	938,689
See accompanying notes which are an integral part of this schedule.
Invesco Van Kampen Senior Loan Fund

Principal
Amount
(000)		Coupon	Stated Maturity*	Value

	Health Care (continued)
$603	Harlan Labratories, Inc. Term Loan B	3.730%	07/11/14	$561,331
5,343	HCA, Inc. Extended Term Loan B2	3.557	03/31/17	5,317,093
4,967	HCA, Inc. Extended Term Loan B3	3.557	05/01/18	4,930,478
3,409	HCR Healthcare, LLC New Term Loan	5.000	04/06/18	3,373,178
5,430	IMS Health, Inc. New Term Loan B	4.500	08/25/17	5,457,118
3,617	Rehabcare Group, Inc. Term Loan B	6.250	11/24/15	3,625,139
1,150	Rural/Metro Operating Co., LLC Term Loan B	6.000	11/24/16	1,162,549
1,395	Select Medical Corp. Term Loan B	2.170	02/24/12	1,391,937
2,386	Skilled Healthcare Group, Inc. Term Loan B	5.250	04/08/16	2,386,663
2,254	Sun Healthcare Group, Inc. Term Loan B	7.500	10/15/16	2,246,257
1,649	Surgery Center Holdings, Inc. Term Loan B	6.500	02/06/17	1,668,039
10,081	Surgical Care Affiliates, Inc. Term Loan	2.307	12/29/14	9,860,073
1,585	TriZetto Group, Inc. Term Loan B	4.750	05/02/18	1,586,871
112	United Surgical Partners, International, Inc. Delayed Draw Term Loan	2.220	04/21/14	110,334
4,959	United Surgical Partners, International, Inc. Term Loan B	2.250	04/19/14	4,884,659
See accompanying notes which are an integral part of this schedule.
Invesco Van Kampen Senior Loan Fund

Principal
Amount
(000)		Coupon	Stated Maturity*	Value

	Health Care (continued)
$805	Universal Health Services, Inc. New Term Loan B	4.000%	11/15/16	$809,623

				77,152,857

	Home Furnishings 0.9%
749	Brown Jordan International, Inc. Term Loan	6.200	04/30/12	733,549
911	Hunter Fan Co. Revolving Credit Agreement (f)	2.250	04/16/13	820,312
1,000	Hunter Fan Co. Second Lien Term Loan	6.960	10/16/14	871,665
953	Hunter Fan Co. Term Loan	2.700	04/16/14	917,592
2,256	Mattress Holdings Corp. Term Loan B	2.560	01/18/14	2,160,331
3,408	National Bedding Co., LLC Second Lien Term Loan	5.313	02/28/14	3,353,093

				8,856,542

	Industrial Equipment 0.9%
1,000	JMC Steel Group, Inc. Term Loan	4.750	04/03/17	1,011,011
1,176	Manitowoc Co., Inc. Term Loan B	4.250	11/13/17	1,182,939
2,704	Mold-Masters Luxembourg Holdings, SA Term Loan	3.813	10/10/14	2,651,248
511	MW Industries, Inc. Acquisition Term Loan	7.250	11/01/13	419,222
3,987	MW Industries, Inc. Term Loan	7.250	11/01/13	3,272,564

				8,536,984

	Insurance 2.1%
2,688	Alliant Holdings I, Inc. Term Loan B	3.307	08/21/14	2,662,277
1,024	Alliant Holdings I, Inc. Term Loan D	6.750	08/21/14	1,030,550
See accompanying notes which are an integral part of this schedule.
Invesco Van Kampen Senior Loan Fund

Principal
Amount
(000)		Coupon	Stated Maturity*	Value

	Insurance (continued)
$6,780	AmWins Group, Inc. First Lien Term Loan	2.780%	06/08/13	$6,711,227
675	HMSC Corp. Second Lien Term Loan	5.692	10/03/14	507,094
3,921	Sedgwick CMS Holdings, Inc. New Term Loan	5.000	12/30/16	3,928,518
2,700	Sedgwick CMS Holdings, Inc. Second Lien Term Loan	9.000	05/26/17	2,720,250
3,014	USI Holdings Corp. Term Loan	2.700	05/05/14	2,963,475

				20,523,391

	Leisure Goods/Activities/Movies 3.2%
1,098	24 Hour Fitness Worldwide, Inc. Term Loan	6.750	04/22/16	1,096,889
1,350	Alpha Topco, Ltd. Second Lien Term Loan (United Kingdom)	3.960	06/30/14	1,320,678
4,117	Alpha Topco, Ltd. Term Loan B1 (United Kingdom)	2.707	12/31/13	4,031,291
2,781	Alpha Topco, Ltd. Term Loan B2 (United Kingdom)	2.707	12/31/13	2,723,022
907	Bombardier Recreational Products, Inc. Term Loan (Canada)	2.790	06/28/13	897,385
2,055	Fender Musical Instruments Corp. Delayed Draw Term Loan	2.450	06/09/14	1,996,138
4,067	Fender Musical Instruments Corp. Term Loan B	2.450	06/09/14	3,951,167
208	Hicks Sports Group, LLC Term Loan (f)	15.000	06/30/11	210,580
3,546	Live Nation Entertainment, Inc. Term Loan B	4.500	11/07/16	3,561,548
3,349	Playcore Holdings, Inc. Term Loan B	4.750	02/21/14	3,265,651
See accompanying notes which are an integral part of this schedule.
Invesco Van Kampen Senior Loan Fund

Principal
Amount
(000)		Coupon	Stated Maturity*	Value

	Leisure Goods/Activities/Movies (continued)
$1,296	Regal Cinemas, Inc. Term Loan B	3.557%	08/23/17	$1,295,627
6,966	Sabre Holdings Corp. Term Loan	2.210	09/30/14	6,277,356
656	SRAM, LLC Term Loan B	5.030	04/30/15	657,249
360	Universal City Development Partners, Ltd. Term Loan B	5.500	11/06/14	363,564

				31,648,145

	Lodging & Casinos 7.4%
458	Ameristar Casinos, Inc. Term Loan B	4.000	04/13/18	460,501
3,874	Boyd Gaming Corp. Extended Revolving Credit Agreement	1.816	12/17/15	3,548,247
5,500	Boyd Gaming Corp. Revolving Credit Agreement	1.625	05/24/12	5,362,500
2,125	Boyd Gaming Corp. Term Loan	3.691	12/17/15	2,075,424
2,680	Cannery Casino Resorts, LLC Delayed Draw Term Loan	4.443	05/20/13	2,652,896
748	Cannery Casino Resorts, LLC Revolving Credit Agreement (f)	3.310	05/18/12	734,122
500	Cannery Casino Resorts, LLC Second Lien Term Loan	4.443	05/16/14	474,375
3,240	Cannery Casino Resorts, LLC Term Loan B	4.443	05/17/13	3,207,948
5,138	CCM Merger Corp. New Term Loan B	7.000	03/01/17	5,227,035
314	Chester Downs And Marina, LLC Incremental Term Loan	12.375	07/29/16	321,189
1,262	Golden Nugget, Inc. Delayed Draw Term Loan (a)	3.200	06/30/14	1,113,938
2,217	Golden Nugget, Inc. Term Loan B (a)	3.200	06/30/14	1,956,906
See accompanying notes which are an integral part of this schedule.
Invesco Van Kampen Senior Loan Fund

Principal
Amount
(000)		Coupon	Stated Maturity*	Value

	Lodging & Casinos (continued)
$13,901	Harrah’s Operating Co., Inc. Term Loan B1	3.274%	01/28/15	$12,926,788
4,126	Harrah’s Operating Co., Inc. Term Loan B2	3.250	01/28/15	3,836,349
8,795	Harrah’s Operating Co., Inc. Term Loan B3	3.270	01/28/15	8,178,560
3,482	Isle of Capri Casinos, Inc. New Term Loan B	4.750	03/24/17	3,500,385
142	Las Vegas Sands, LLC/Venetian Casino Extended Delayed Draw Term Loan	3.000	11/23/16	139,916
1,002	Las Vegas Sands, LLC/Venetian Casino Extended Delayed Draw Term Loan 2	3.000	11/23/15	986,414
2,625	Las Vegas Sands, LLC/Venetian Casino Extended Term Loan B	3.000	11/23/16	2,584,217
1,056	Magnolia Hill, LLC Delayed Draw Term Loan	3.450	10/30/13	944,800
3,005	Magnolia Hill, LLC Term Loan	3.450	10/30/13	2,689,047
3,750	Twin River Worldwide Holdings, Inc. Term Loan	8.500	11/05/15	3,768,736
295	Venetian Macau, Ltd. Delayed Draw Term Loan B	4.700	05/25/12	295,399
3,369	Venetian Macau, Ltd. Project Term Loan	4.700	05/27/13	3,372,676
2,388	Venetian Macau, Ltd. Term Loan B	4.700	05/27/13	2,391,111

				72,749,479

	Nonferrous Metals/Minerals 0.6%
4,498	Novelis, Inc. New Term Loan B	4.000	03/10/17	4,521,291
See accompanying notes which are an integral part of this schedule.
Invesco Van Kampen Senior Loan Fund

Principal
Amount
(000)		Coupon	Stated Maturity*	Value

	Nonferrous Metals/Minerals (continued)
$934	Walter Energy, Inc. Term Loan B	4.000%	04/02/18	$937,516

				5,458,807

	Oil & Gas 2.2%
890	Big West Oil, LLC New Term Loan	7.000	03/31/16	901,615
4,252	CCS, Inc. Term Loan B	3.242	11/14/14	4,085,115
1,254	Citgo Petroleum Corp. Term Loan B	8.000	06/24/15	1,283,555
2,316	Dynegy Holdings, Inc. Synthetic Letter of Credit	4.030	04/02/13	2,297,297
184	Dynegy Holdings, Inc. Term Loan B	4.030	04/02/13	182,567
3,422	Obsidian Natural Gas Trust Term Loan	7.000	11/02/15	3,490,309
2,755	RAM Energy Resources, Inc. Second Lien Term Loan	11.000	09/13/16	2,782,299
4,198	Western Refining, Inc. New Term Loan B	7.500	03/15/17	4,293,609
2,598	Willbros United States Holdings, Inc. Term Loan B	9.500	06/30/14	2,618,245

				21,934,611

	Publishing 5.7%
2,321	Affiliated Media, Inc. New Term Loan	8.500	03/19/14	2,327,750
1,965	Cengage Learning Acquisitions, Inc. Incremental Term Loan	7.500	07/03/14	1,973,409
10,689	Cengage Learning Acquisitions, Inc. Term Loan	2.440	07/03/14	9,988,598
3,895	Cygnus Business Media, Inc. Term Loan (a)(j)	9.750	06/30/13	2,434,675
4,957	Endurance Business Media, Inc. First Lien Term Loan (j)	6.500	12/15/14	1,858,891
See accompanying notes which are an integral part of this schedule.
Invesco Van Kampen Senior Loan Fund

Principal
Amount
(000)		Coupon	Stated Maturity*	Value

	Publishing (continued)
$2,972	F&W Publications, Inc. Term Loan	7.750%	06/09/14	$2,719,185
587	Gatehouse Media, Inc. Delayed Draw Term Loan	2.200	08/28/14	223,410
963	Gatehouse Media, Inc. Term Loan B	2.200	08/28/14	366,365
6,678	Getty Images, Inc. New Term Loan	5.250	11/07/16	6,731,898
4,050	Harland Clarke Holdings Corp. Term Loan B	2.770	06/30/14	3,758,258
467	Knowledgepoint360 Group, LLC First Lien Term Loan	3.520	04/14/14	441,652
1,000	Knowledgepoint360 Group, LLC Second Lien Term Loan	7.261	04/13/15	850,000
1,179	MC Communications, LLC Term Loan (a)	6.750	12/31/12	229,912
2,755	Merrill Communications, LLC Second Lien Term Loan (a)	13.760	11/15/13	2,755,657
3,389	Network Communications, Inc. Term Loan	5.500	11/29/13	2,355,360
2,333	Newsday, LLC Term Loan	6.526	08/01/13	2,403,333
17,618	Tribune Co. Term Loan B (c)(d)	5.250	06/04/14	12,035,267
1,544	Yell Group PLC Term Loan A3 (United Kingdom)	3.691	04/30/14	661,038
4,403	Yell Group PLC Term Loan B1 (United Kingdom)	3.941	07/31/14	1,837,401

				55,952,059

	Radio & Television 6.9%
824	Barrington Broadcasting, LLC Term Loan	4.499	08/12/13	800,325
1,074	Citadel Broadcasting Corp. New Term Loan B	4.250	12/30/16	1,075,305
See accompanying notes which are an integral part of this schedule.
Invesco Van Kampen Senior Loan Fund

Principal
Amount
(000)		Coupon	Stated Maturity*	Value

	Radio & Television (continued)
$16,142	Clear Channel Communications, Inc. Term Loan B	3.841%	01/28/16	$14,184,975
7,826	CMP KC, LLC Term Loan (c)	6.250	06/03/11	1,173,881
9,110	CMP Susquehanna Corp. Term Loan	2.250	05/05/13	8,996,676
2,547	FoxCo Acquisition Sub, LLC Term Loan B	4.750	07/14/15	2,557,671
1,924	Harron Communications, LP Term Loan B	5.250	10/06/17	1,935,204
944	High Plains Broadcasting Operating Co., LLC Term Loan	9.000	09/14/16	948,969
5,713	Intelsat Jackson Holdings S.A. New Term Loan	5.250	04/02/18	5,758,407
2,025	Multicultural Radio Broadcasting, Inc. Second Lien Term Loan	5.943	06/18/13	1,640,250
1,431	Multicultural Radio Broadcasting, Inc. Term Loan	2.940	12/18/12	1,313,395
3,446	Newport Television, LLC Term Loan B	9.000	09/14/16	3,462,937
3,909	TWCC Holding Corp. New Term Loan B	4.250	02/13/17	3,937,771
20,392	Univision Communications, Inc. Extended Term Loan	4.441	03/31/17	19,738,676

				67,524,442

	Retailers (except food & drug) 2.9%
5,530	Amscan Holdings, Inc. Term Loan B	6.750	12/04/17	5,564,747
2,340	Claire’s Stores, Inc. Term Loan B	3.057	05/29/14	2,159,948
248	Educate, Inc. Second Lien Term Loan	8.500	06/16/14	241,401
935	FTD Group, Inc. Term Loan B	6.750	08/26/14	936,148
See accompanying notes which are an integral part of this schedule.
Invesco Van Kampen Senior Loan Fund

Principal
Amount
(000)		Coupon	Stated Maturity*	Value

	Retailers (except food & drug) (continued)
$3,699	Guitar Center, Inc. Extended Term Loan	5.560%	04/10/17	$3,524,371
1,534	Gymboree Corp. New Term Loan	5.000	02/23/18	1,506,945
3,568	J. Crew Group, Inc. New Term Loan B	4.750	03/07/18	3,505,534
1,757	Michaels Stores, Inc. Term Loan B2	4.813	07/31/16	1,765,948
4,130	Neiman Marcus Group, Inc. New Term Loan	4.750	05/16/18	4,105,382
4,191	Petco Animal Supplies, Inc. New Term Loan	4.500	11/24/17	4,191,887
647	Savers, Inc. Term Loan B	4.250	03/03/17	652,334

				28,154,645

	Surface Transport 0.9%
1,178	Avis Budget Car Rental, LLC Term Loan	5.750	04/19/14	1,183,747
782	Cardinal Logistics Management, Inc. First Lien Term Loan (a)	12.500	09/23/13	672,429
890	JHCI Acquisition, Inc. First Lien Term Loan	2.700	06/19/14	842,493
2,895	Kenan Advantage Group, Inc. New Term Loan	5.500	06/10/16	2,920,522
2,738	Swift Transportation Co. Inc. Term Loan B	6.000	12/21/16	2,764,182

				8,383,373

	Telecommunications 4.8%
4,518	Avaya, Inc. Extended Term Loan B3	4.755	10/26/17	4,413,907
2,217	Avaya, Inc. Term Loan	3.005	10/24/14	2,147,501
11,883	Fairpoint Communications, Inc. New Term Loan B	6.500	01/22/16	11,039,646
See accompanying notes which are an integral part of this schedule.
Invesco Van Kampen Senior Loan Fund

Principal
Amount
(000)		Coupon	Stated Maturity*	Value

	Telecommunications (continued)
$3,210	Global Tel*Link Corp. New Term Loan B	5.000%	11/10/16	$3,211,845
1,417	Level 3 Communications, Inc. Add on Term Loan	11.500	03/13/14	1,513,468
4,525	Level 3 Communications, Inc. Term Loan A	2.533	03/13/14	4,426,807
10,782	MetroPCS Wireless, Inc. New Term Loan B	4.000	03/16/18	10,779,424
5,010	NTELOS, Inc. New Term Loan B	4.000	08/07/15	5,030,231
3,115	Orius Corp. Term Loan A (b)(c)(d)	6.750	01/23/09	0
2,308	Orius Corp. Term Loan B1 (b)(c)(d)	7.250	01/23/10	0
2,835	Syniverse Technologies, Inc. Term Loan B	5.250	12/21/17	2,860,080
1,141	TowerCo Finance, LLC Term Loan B	5.250	02/02/17	1,150,011

				46,572,920

	Utilities 7.1%
4,792	BRSP, LLC Term Loan B	7.500	06/04/14	4,834,149
9,624	Calpine Corp. New Term Loan	4.500	04/02/18	9,663,381
4,500	FirstLight Power Resources, Inc. Second Lien Term Loan	4.813	05/01/14	4,297,500
4,548	FirstLight Power Resources, Inc. Term Loan B	2.813	11/01/13	4,513,934
1,344	Great Point Power, Inc. Term Loan B1	3.784	03/10/17	1,357,597
1,307	Longview Power, LLC Delayed Draw Term Loan	2.563	02/28/14	1,239,700
373	Longview Power, LLC Synthetic Letter of Credit	2.413	02/28/14	354,200
See accompanying notes which are an integral part of this schedule.
Invesco Van Kampen Senior Loan Fund

Principal
Amount
(000)		Coupon	Stated Maturity*	Value

	Utilities (continued)
$1,120	Longview Power, LLC Term Loan B	2.563%	02/28/14	$1,062,600
187	Mach Gen, LLC Letter of Credit	2.307	02/22/13	174,767
6,994	NRG Energy, Inc. Extended Letter of Credit	3.557	08/31/15	6,994,972
458	NRG Energy, Inc. Extended Term Loan B	3.470	08/31/15	458,438
3,054	Primary Energy Operations, LLC Term Loan	6.500	10/23/14	3,038,120
5,407	Star West Generation, LLC Term Loan B	6.000	05/14/18	5,386,764
2,434	Texas Competitive Electric Holdings Co., LLC Extended Term Loan	4.740	10/10/17	1,931,995
23,021	Texas Competitive Electric Holdings Co., LLC Non-Extended Term Loan	3.706	10/10/14	19,642,999
4,300	TPF Generation Holdings, LLC Second Lien Term Loan C	4.557	12/15/14	4,235,500

				69,186,616

	Total Variable Rate** Senior Loan Interests 111.6%			1,090,430,211

Par
Amount
(000)		Coupon	Maturity	Value

	Notes 3.8%
	Air Transport 0.1%
$1,090	Continental Airlines, Inc.(g)	6.750%	09/15/15	$1,114,525

	Building & Development 0.1%
542	Realogy Corp.	7.875	02/15/19	547,420

	Chemicals & Plastics 0.4%
3,149	Lyondell Chemical Co.	11.000	05/01/18	3,556,836
912	Wellman, Inc. (a)	5.000	01/29/19	775,150

				4,331,986

See accompanying notes which are an integral part of this schedule.
Invesco Van Kampen Senior Loan Fund

Par
Amount
(000)		Coupon	Maturity	Value

	Containers & Glass Products 0.4%
$3,900	Berry Plastics Group, Inc. (i)	5.028%	02/15/15	$3,890,250

	Ecological Services & Equipment 0.0%
372	Environmental Systems Products Holdings, Inc. (a)	18.000	03/31/15	371,761

	Forest Products 0.1%
1,500	Verso Paper Holdings, LLC (i)	4.023	08/01/14	1,451,250

	Health Care 0.7%
6,167	Apria Healthcare Group, Inc. (g)	11.250	11/01/14	6,559,792

	Home Furnishings 0.1%
554	Targus Group International, Inc. (a)	10.000	12/15/15	553,765

	Structured Products 0.6%
816	Ares CLO Funds (i)	3.290	10/11/21	679,320
460	Atrium CDO Corp.	9.176	06/08/19	439,300
2,452	Columbus Nova CLO Ltd. (i)	3.914	05/16/19	1,888,040
1,294	Flagship CLO V (i)	5.000	06/10/21	1,073,833
612	ING Investment Management CLO Ltd. (i)	3.776	12/13/20	477,360
808	Sierra CLO Ltd. (i)	3.774	01/22/21	634,280
976	Silverado CLO Ltd. (i)	4.026	10/16/20	805,200

				5,997,333

	Utilities 1.3%
5,380	Calpine Corp. (g)	7.500	02/15/21	5,622,355
4,561	Calpine Corp. (g)	7.875	01/15/23	4,777,761
1,919	NRG Energy, Inc.	7.625	05/15/19	1,680,555
700	Texas Competitive Electric Holdings Co., LLC	11.500%	10/01/20	712,250

				12,792,921

	Total Notes 3.8%			37,611,003

See accompanying notes which are an integral part of this schedule.
Invesco Van Kampen Senior Loan Fund

Shares		Value

	Common Stocks 1.6%
	Building & Development 0.3%
397	Axia Acquisition Corp. (g)(h)	$992,450
940,471	Building Materials Holding Corp. (g)(h)	1,213,208
376,989	Contech Construction Products, Inc. (h)	0
780	Lake At Las Vegas Joint Venture, LLC, Class A (h)	315,959
9	Lake At Las Vegas Joint Venture, LLC, Class B (h)	3,749
280,899	Newhall Holdings Co., LLC (h)	428,371
4,504	WCI Communities, Inc. (h)	450,400

		3,404,137

	Chemicals & Plastics 0.2%
49,995	Lyondell Chemical Co., Class A (h)	2,190,281
845	Wellman, Inc. (h)	0

		2,190,281

	Conglomerates 0.1%
3,272	Euramax International, Inc., Class A (g)(h)	1,030,743

	Cosmetics/Toiletries 0.2%
2,679,615	Marietta Intermediate Holdings Corp. (acquired 04/22/10, cost $3,726,330) (h)(j)	2,116,896

	Ecological Services & Equipment 0.1%
6,195	Environmental Systems Products Holdings, Inc. (acquired 09/27/07, cost $0) (h)	681,450

See accompanying notes which are an integral part of this schedule.
Invesco Van Kampen Senior Loan Fund

Shares		Value

	Financial Intermediaries 0.0%
4,290	RJO Holdings Corp. (acquired 01/13/11, cost $0) (h)	$37,906

	Health Care 0.0%
7,523	Quality Home Brands Holdings, LLC (acquired 01/26/10, cost $0) (h)	0
22,469	Targus Group International, Inc. (acquired 12/17/09, cost $0) (h)	64,486

		64,486

	Leisure Goods/Activities/Movies 0.1%
436,213	MB2, L.P. (Canada) (g)(h)	211,613
107,143	True Temper Sports, Inc. (acquired 12/17/09, cost $3,787,500) (h)	830,358

		1,041,971

	Lodging & Casinos 0.2%
134,134	BLB Worldwide Holdings, Inc., Class A (h)	1,464,341
1,250	BLB Worldwide Holdings, Inc., Class B (h)	10,000

		1,474,341

	Oil & Gas 0.1%
26,740	Vitruvian Exploration, LLC (h)	875,735

	Publishing 0.3%
81,915	Affiliated Media, Inc. (h)	2,416,496
5,776	Cygnus Business Media, Inc. (acquired 09/29/09, cost $1,229,265) (h)(j)	0
10,092	Endurance Business Media, Inc., Class A (h)(j)	100,922
10,490	F&W Publications, Inc. (h)	1,311
222,056	MC Communications, LLC (acquired 07/02/09, cost $0) (h)	0
1,898	SuperMedia, Inc. (h)	8,237

		2,526,966

	Telecommunications 0.0%
2,543	CTM Media Holdings, Inc. (h)	6,027
7,632	IDT Corp., Class B (h)	225,144

		231,171

	Total Common Stocks 1.6%	15,676,083

See accompanying notes which are an integral part of this schedule.
Invesco Van Kampen Senior Loan Fund

Shares		Value

	Warrants 0.1%
	Aerospace & Defense 0.1%
58,792	IAP Worldwide Services, Inc., Series A, expiring 06/11/15 (acquired 06/18/08, cost $0) (h)	$493,853
17,219	IAP Worldwide Services, Inc., Series B, expiring 06/11/15 (acquired 06/18/08, cost $0) (h)	41,670
8,717	IAP Worldwide Services, Inc., Series C, expiring 06/11/15 (acquired 06/18/08, cost $0) (h)	0

		535,523

	Building & Development 0.0%
39	Lake at Las Vegas Joint Venture, LLC, Class C, expiring 07/15/15 (h)	0
54	Lake at Las Vegas Joint Venture, LLC, Class D, expiring 07/15/15 (h)	0
60	Lake at Las Vegas Joint Venture, LLC, Class E, expiring 07/15/15 (h)	0
67	Lake at Las Vegas Joint Venture, LLC, Class F, expiring 07/15/15 (h)	0
76	Lake at Las Vegas Joint Venture, LLC, Class G, expiring 07/15/15 (h)	0

		0

	Cosmetics/Toiletries 0.0%
519,444	Marietta Intermediate Holding Corp., expiring 02/20/19 (acquired 03/17/10, cost $0) (h)(j)	0

	Publishing 0.0%
1,874	F&W Publications, Inc., expiring 06/09/14 (h)	234

	Radio & Television 0.0%
9,213	Cumulus Media, Inc., expiring 06/29/19 (acquired 01/14/10, cost $0) (h)	25,889

	Total Warrants 0.1%	561,646

See accompanying notes which are an integral part of this schedule.
Invesco Van Kampen Senior Loan Fund

Shares		Value

	Preferred Stock 0.0%
	Ecological Services & Equipment 0.0%
1,418	Environmental Systems Products Holdings, Inc. (acquired 09/27/07, cost $35,450) (h)	$219,790

	Financial Intermediaries 0.0%
324	RJO Holdings Corp. (acquired 01/13/11, cost $0) (h)	48,667

	Total Preferred Stock 0.0%	268,457

Total Long-Term Investments 117.1% (Cost $1,237,225,138)		1,144,547,400

Time Deposit 1.5%
State Street Bank & Trust Co. ($14,804,671 par, 0.01% coupon, dated 05/31/11, to be sold on 06/01/11 at $14,804,675) (Cost $14,804,671)		14,804,671

Total Investments 118.6% (Cost $1,252,029,809)		1,159,352,071

Borrowings (16.7%)		(163,000,000)

Other Assets Less Liabilities (1.9%)		(18,595,361)

Net Assets 100.0%		$977,756,710

Investment Abbreviations:

CDO- Collateralized debt obligation
CLO- Collateralized loan obligation
DIP- Debtor-in-possession
PIK- Payment-in- kind
Notes to Schedule of Investments:
(a)	All or a portion of this security is payment-in-kind.

(b)	This borrower is currently in liquidation.

(c)	Defaulted security. Currently, the issuer is partially or fully in default with respect to interest payments. The aggregate value of these securities at May 31, 2011 was $18,757,732,
See accompanying notes which are an integral part of this schedule.
Invesco Van Kampen Senior Loan Fund

which represented 1.92% of the Fund’s Net Assets.

(d)	This borrower has filed for protection in federal bankruptcy court.

(e)	The borrower is in the process of restructuring or amending the terms of this loan.

(f)	All or a portion of this security is designated in connection with unfunded loan commitments. See Note 4.

(g)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at May 31, 2011, was $21,522,447, which represented 2.20% of the Fund’s Net Assets.

(h)	Non-income producing security acquired through the restructuring of senior loans.

(i)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on May 31, 2011.

(j)	Affiliated company.

(k)	Subsequent to May 31, 2011, this borrower has filed for protection in federal bankruptcy court.

*	Senior Loans in the Fund’s portfolio generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a Borrower to prepay, prepayments of Senior Loans in the Fund’s portfolio may occur. As a result, the actual remaining maturity of Senior Loans held in the Fund’s portfolio may be substantially less than the stated maturities shown.

**	Senior Loans in which the Fund invests generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate (“LIBOR”), (ii) the prime rate offered by one or more major United States banks or (iii) the certificate of deposit rate. Senior Loans are generally considered to be restricted in that the Fund ordinarily is contractually obligated to receive approval from the Agent Bank and/or Borrower prior to the disposition of a Senior Loan. The stated coupon rates reflect the weighted average rate of the outstanding contracts for each loan as of May 31, 2011.
Swap agreements outstanding as of May 31, 2011:
Credit Default Swaps

			Pay/						Credit
			Receive		Implied	Notional			Rating of
		Buy/Sell	Fixed	Expiration	Credit	Amount	Upfront		Reference
Counterparty	Reference Entity	Protection	Rate	Date	Spread (a)	(000)	Payments	Value	Entity (b)

Goldman Sachs	Texas Competitive
International	Electric Holdings
	Co., LLC	Sell	5.000%	03/20/12	5.20%	$5,000	$112,500	$42,415	B-
See accompanying notes which are an integral part of this schedule.
Invesco Van Kampen Senior Loan Fund

(a)	Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing credit default swap contract and serve as an indicator of the current status of the payment/performance risk of the credit default swap contract. An implied credit spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets generally.

(b)	Credit rating as issued by Standard and Poor’s (Unaudited).
See accompanying notes which are an integral part of this schedule.
Invesco Van Kampen Senior Loan Fund

Notes to Quarterly Schedule of Portfolio Holdings
May 31, 2011
(Unaudited)
NOTE 1 — Significant Accounting Policies
A.	Security Valuations — Senior secured floating rate loans and senior secured floating rate debt securities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.
     Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market (but not securities reported on the NASDAQ Stock Exchange) are valued based on the prices furnished by independent pricing services, in which case the securities may be considered fair valued, or by market makers. Each security reported on the NASDAQ Stock Exchange is valued at the NASDAQ Official Closing Price (“NOCP”) as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.
     Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
     Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
     Swap agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end of day net present values, spreads, ratings, industry, and company performance.
     Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
     Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trade is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Invesco Van Kampen Senior Loan Fund

     Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
     Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Fund’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
     Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities and investment transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from the settlement date. Facility fees received may be amortized over the life of the loan. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.
     The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
     Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
     The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.
     Other income is compromised primarily of amendment fees which are recorded when received. Amendment fees are received in return for changes in the terms of a loan or note.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.	Securities Purchased on a When-Issued and Delayed Delivery Basis — The Fund may purchase and sell interests in Corporate Loans and Corporate Debt Securities and other portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities prior to the settlement date.

E.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized
Invesco Van Kampen Senior Loan Fund

gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
     The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.
F.	Swap Agreements — The Fund may enter into various swap transactions, including interest rate, total return, index, currency exchange rate and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk.
     Interest rate, total return, index, and currency exchange rate swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.
     A CDS is an agreement between two parties (“Counterparties”) to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. In the event of a default by the counterparty, the Fund will seek withdrawal of this collateral and may incur certain costs exercising its right with respect to the collateral. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances.
     Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.
     Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. The Fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to cover the Fund’s exposure to the counterparty. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess
Invesco Van Kampen Senior Loan Fund

of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations.
G.	Industry Concentration — To the extent that the Fund is concentrated in securities of issuers in the banking and financial services industries, the Fund’s performance will depend to a greater extent on the overall condition of those industries. The value of these securities can be sensitive to changes in government regulation, interest rates and economic downturns in the U.S. and abroad.

H.	Leverage Risk — The Fund may utilize leverage to seek to enhance the yield of the Fund by borrowing or issuing preferred shares. There are riks associated with borrowing or issuing preferred shares in an effort to increase the yield and distributions on the common shares, including that the costs of the financial leverage may exceed the income from investments made with such leverage, the higher volatility of the net asset value of the common shares, and that fluctuations in the interest rates on the borrowing or dividend rates on preferred shares may affect the yield and distributions to the common shareholders. There can be no assurance that the Fund’s leverage strategy will be successful.

I.	Bank Loan Risk Disclosures — Although the resale, or secondary market for floating rate loans has grown substantially over the past decade, both in overall size and number of market participants, there is no organized exchange or broad of trade on which floating rate loans are traded. Instead, the secondary market for floating rate loans is a private, unregulated interdealer or interbank resale market. Such a market may therefore be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods. Similar to other asset classes, bank loan funds may be exposed to counterparty credit risk, or the risk than an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Funds manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resouces to honor their obligations and by monitoring the financial stability of those counterparties.

J.	Other Risks — The Fund may invest all or substantially of its assets in senior secured floating rate loans, senior secured debt securities or other securities rated below investment grade. These securities are generally considered to have speculative characteristics and are subject to greater risk of loss of principal and interest than higher rated securities. The value of lower quality debt securities and floating rate loans can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market or economic developments.
     The Fund invests in Corporate Loans from U.S. or non-U.S. companies (the “Borrowers”). The investment of the Fund in a Corporate Loan may take the form of participation interests or assignments. If the Fund purchases a participation interest from a syndicate of lenders (“Lenders”) or one of the participants in the syndicate (“Participant”), one or more of which administers the loan on behalf of all the Lenders (the “Agent Bank”), the Fund would be required to rely on the Lender that sold the participation interest not only for the enforcement of the Fund’s rights against the Borrower but also for the receipt and processing of payments due to the Fund under the Corporate Loans. As such, the Fund is subject to the credit risk of the Borrower and the Participant. Lenders and Participants interposed between the Fund and a Borrower, together with Agent Banks, are referred to as “Intermediate Participants”.
NOTE 2 — Additional Valuation Information
Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 — Prices are determined using quoted prices in an active market for identical assets.
Level 2 — Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 — Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
Invesco Van Kampen Senior Loan Fund

     The following is a summary of the tiered valuation input levels, as of May 31, 2011. The Schedule of Investments includes disclosure of each security type by category and/or industry. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
     During the three months ended May 31, 2011, there were no significant transfers between investment levels.

	Level 1	Level 2	Level 3	Total

Investments in an Asset Position
Variable Rate Senior Loan Interests	$—	$1,088,515,544	$1,914,667	$1,090,430,211
Notes	—	36,282,088	1,328,915	37,611,003
Equities	2,753,770	8,958,316	4,794,100	16,506,186
Time Deposit	—	14,804,671	—	14.804,671
Credit Default Swaps	—	42,415	—	42,415

Total Investments in an Asset Position	$2,753,770	$1,148,603,034	$8,037,682	$1,159,394,486

Investments in a Liability Position

Unfunded Commitments	$—	$(3,188,666)	$—	$(3,188,666)

NOTE 3 — Investments in Other Affiliates
The Investment Company Act of 1940 defines affiliates as those issuances in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the Investment Company Act of 1940) of that issuer. The following is a summary of the investments in affiliates for the three months ended May 31, 2011.

				Change in
				Unrealized	Realized		Interest/
	Value	Purchases at	Proceeds from	Appreciation	Gain	Value	Dividend
	02/28/11	Cost	Sales	(Depreciation)	(Loss)	05/31/11	Income

Cygnus Business Media — Common Shares*	$—	$—	$—	$—	$—	$—	$—
Cygnus Business Media — Term Loan*	2,440,871	—	9,914	3,571	147	2,434,675	34,339
Endurance Business Media — Common Shares*	100,922	—	—	—	—	100,922	—
Endurance Business Media — Term Loan*	1,615,426	—	13,499	261,173	(4,209)	1,858,891	55,491
Marietta Intermediate Holdings — Common Shares*	2,197,284	—	—	(80,388)	—	2,116,896	—
Marietta Intermediate Holdings — Term Loan*	1,875,902	—	—	—	—	1,875,902	17,914
Marietta Intermediate Holdings — Warrants*	—	—	—	—	—	—	—

Total	$8,230,405	$—	$23,413	$184,356	$(4,062)	$8,387,286	$107,744

*	Par/shares were acquired through restructuring of senior loan interests.
Invesco Van Kampen Senior Loan Fund

NOTE 4 — Unfunded Loan Commitments
As of May 31, 2011, the Fund had unrealized depreciation on unfunded loan commitments of $3,188,666, which could be extended at the option of the borrower, pursuant to the following loan agreements with the following borrowers:

		Unfunded	Appreciation
Borrower	Type	Commitment	(Depreciation)

Axia Acquisition Corp.	Revolving Credit Agreement	$1,374,671	$(103,100)
Bright Horizons Family Solutions, Inc.	Revolving Credit Agreement	5,800,000	(22,330)
Cannery Casino Resorts, LLC	Revolving Credit Agreement	365,909	(6,658)
Catalent Pharma Solutions	Revolving Credit Agreement	2,500,000	(141,563)
CB Richard Ellis Services, Inc.	Term Loan	4,353,409	(14,693)
Hicks Sports Group, LLC	Term Loan	15,364	0
Delta Air Lines, Inc.	Revolving Credit Agreement	2,500,000	(86,975)
Education Management LLC	Revolving Credit Agreement	2,000,000	(44,990)
GateHouse Media, Inc.	Revolving Credit Agreement	1,500,000	(225,000)
General Motors Holdings	Revolving Credit Agreement	9,300,900	(749,591)
Graphic Packaging International, Inc.	Revolving Credit Agreement	5,000,000	(100,000)
Hunter Fan Co.	Revolving Credit Agreement	2,630,208	(263,021)
Lake at Las Vegas Joint Venture, LLC	Revolving Credit Agreement	86,913	(869)
Pinnacle Foods Holding Corp.	Revolving Credit Agreement	7,000,000	(490,000)
Sbarro, Inc.	Term Loan	13,995	0
Surgical Care Affiliates, Inc.	Revolving Credit Agreement	3,000,000	(270,000)
Kranson Industries, Inc.	Revolving Credit Agreement	2,287,455	(68,624)
USI Holdings Corp.	Revolving Credit Agreement	6,666,667	(600,000)
White Birch Paper Co.	Term Loan	222,826	(1,252)

		$56,618,317	$(3,188,666)

NOTE 5 — Investment Securities
The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the three months ended May 31, 2011 was $383,698,724 and $445,183,905, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$30,909,286
Aggregate unrealized (depreciation) of investment securities	(151,377,125)

Net unrealized appreciation (depreciation) of investment securities	$(120,467,839)

Cost of investments for tax purposes is $1,279,819,910.
NOTE 6 — Proposed Reorganization
The Board of Trustees unanimously approved an Agreement and Plan of Reorganization (the “Agreement”) pursuant to which the Invesco Van Kampen Senior Loan Fund (the “Fund”) would acquire all of the assets and liabilities of Invesco Prime Income Trust (the “Target Fund”) in exchange for shares of the Fund.
Invesco Van Kampen Senior Loan Fund

     The Agreement requires approval by the Target Fund’s shareholders and will be submitted to the shareholders for their consideration at a meeting to be held on or around September 2011.
Invesco Van Kampen Senior Loan Fund

Item 2. Controls and Procedures.
(a)	As of June 10, 2011, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”), to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (“Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of June 10, 2011, the Registrant’s disclosure controls and procedures were reasonably designed so as to ensure: (1) that information required to be disclosed by the Registrant on Form N-Q is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)	There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
Item 3. Exhibits.
Certifications of PEO and PFO as required by Rule 30a-2(a) under the Investment Company Act of 1940.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Registrant: Invesco Van Kampen Senior Loan Fund

By:	/s/ Colin Meadows
Colin Meadows
Principal Executive Officer

Date: July 29, 2011
Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Colin Meadows
Colin Meadows
Principal Executive Officer

Date: July 29, 2011

By:	/s/ Sheri Morris
Sheri Morris
Principal Financial Officer

Date: July 29, 2011

EXHIBIT INDEX
Certifications of Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”) as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended.